Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,285,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,525.17
Total Offset Amount	0.00
Net Fee	$ 2,525.17